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                                                                   EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Thoratec Corporation on Form S-3 of our report dated February 21, 2002 (March 11, 2002 as to Note 7), appearing in the Annual Report on Form 10-K of Thoratec Corporation for the year ended December 29, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




San Francisco, CA
August 6, 2002